UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2015

LiqTech International, Inc.

(Exact name of registrant as specified in charter)

Nevada	000-53769	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)	(Zip Code)

+4544986000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE.

On June 18, 2015, LiqTech International, Inc., a Nevada corporation held a conference call to discuss recent developments and to provide a business update. The conference call will be available on replay at 3:00 p.m. EDT on June 18, 2015 and ending on July 2, 2015. To access the replay, please dial (877) 660-6853 and enter the conference id# 13612241. The access number for the replay for international callers is (201) 612-7415.

Callers from Denmark can dial in using the following numbers:

Denmark (fixed) ATT 802 521 64

Denmark (mobile) ATT 802 519 17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: June 23, 2015	/s/ Soren Degn
Soren Degn
Chief Financial Officer